Supplement Dated December 15, 2016
To The Prospectus Dated April 25, 2016

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective immediately.

In the summary prospectus section entitled "Summary Overview of Each Fund" for the JNL/DoubleLine® Total Return Fund, please delete the subsection entitled "Principal Investment Strategies," in its entirety and replace it with the following:

Principal Investment Strategies. Under normal circumstances, the Fund intends to invest more than 50% of its net assets in residential and commercial mortgage-backed securities. These investments may include mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities rated at the time of investment Aa3 or higher by Moody's Investor Service, Inc. ("Moody's") or AA- or higher by Standard & Poor's Rating Service ("S&P") or the equivalent by any other nationally recognized statistical rating organization or in unrated securities that are determined by DoubleLine Capital LP, the Fund's sub-adviser ("Sub-Adviser"), to be of comparable quality. These investments also include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (interest-only and principal-only securities) and inverse floaters.

Since the Fund's inception, the Fund has historically invested substantially all of its assets in the mortgage-backed securities described above; short-term investments, such as notes issued by U.S. Government agencies and shares of money market funds; and, from time to time, other asset-backed backed obligations, collateralized loan obligations, and obligations of the U.S. Government and its agencies, instrumentalities, sponsored corporations. The Fund may invest in other instruments as part of its principal investment strategies, but it has not historically done so and there can be no assurance it will do so in the future.

In managing the Fund's portfolio, the Sub-Adviser typically uses a controlled-risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Sub-Adviser's view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Bonds include bonds, debt securities, and other fixed income instruments issued by governmental or private-sector entities.

The Fund may invest in bonds of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody's or the equivalent by any other nationally recognized statistical rating organization. Bonds and fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Sub-Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as junk bonds. The Fund may invest up to 33⅓% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Sub-Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Sub-Adviser does not consider the term "junk bonds" to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality. The Fund may invest a portion of its net assets in inverse floater securities and interest-only and principal-only securities.

The Sub-Adviser monitors the duration of the Fund's portfolio securities to seek to assess and, in its discretion, adjust the Fund's exposure to interest rate risk. In managing the Fund's investments, under normal market conditions, the Sub-Adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than one year and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security's price to changes in interest rates. Effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates. The effective duration of the Fund's investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund's investment portfolio will always be within its target range.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Sub-Adviser determines to take advantage of what the Sub-Adviser considers to be a better investment opportunity, when the Sub-Adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when the Sub-Adviser perceives deterioration in the credit fundamentals of the issuer, or when the Sub-Adviser believes it would be appropriate to do so in order to readjust the duration of the Fund's investment portfolio.

In the prospectus section entitled "Additional Information About Each Fund" for the JNL/DoubleLine® Total Return Fund, please delete the subsection entitled "Principal Investment Strategies," in its entirety and replace it with the following:

Principal Investment Strategies. Under normal circumstances, the Fund intends to invest more than 50% of its net assets in residential and commercial mortgage-backed securities. These investments may include mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities rated at the time of investment Aa3 or higher by Moody's or AA- or higher by S&P or the equivalent by any other nationally recognized statistical rating organization or in unrated securities that are determined by DoubleLine Capital LP, the Fund's sub-adviser ("Sub-Adviser"), to be of comparable quality. These investments also include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (interest-only and principal-only securities) and inverse floaters.

Since the Fund's inception, the Fund has historically invested substantially all of its assets in the mortgage-backed securities described above; short-term investments, such as notes issued by U.S. Government agencies and shares of money market funds; and, from time to time, other asset-backed backed obligations, collateralized loan obligations, and obligations of the U.S. Government and its agencies, instrumentalities, sponsored corporations. The Fund may invest in other instruments as part of its principal investment strategies as described below, but it has not historically done so and there can be no assurance it will do so in the future.

In managing the Fund's portfolio, the Sub-Adviser typically uses a controlled-risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Sub-Adviser's view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Bonds include bonds, debt securities, and other fixed income instruments issued by governmental or private-sector entities.

Generally, bonds consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest, whether fixed, floating or variable, or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Sub-Adviser interprets the term broadly as an instrument or security evidencing what is commonly referred to as an "IOU" rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.

The Fund may invest in bonds of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody's or the equivalent by any other  nationally recognized statistical rating organization. Bonds and fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Sub-Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as junk bonds. Generally, lower rated debt securities offer a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. The Fund may invest up to 33⅓% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Sub-Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Sub-Adviser does not consider the term "junk bonds" to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.

Investment in secured or unsecured fixed or floating rate loans arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

The Fund may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation or other credit event. The Fund may enter into a credit default swap on either side (making such a stream of payments or agreeing to provide the specified return).

The Fund may invest a portion of its net assets in inverse floater securities and interest-only and principal-only securities. An inverse floater is a type of instrument, which may be backed by or related to a mortgage-backed security, that bears a floating or variable interest rate that moves in the opposite direction to movements in interest rates generally or the interest rate on another security or index. Because an inverse floater inherently carries financial leverage in its coupon rate, it can change very substantially in value in response to changes in interest rates. Interest-only and principal-only securities may also be backed by or related to a mortgage-backed security. Holders of interest-only securities are entitled to receive only the interest on the underlying obligations but none of the principal, while holders of principal-only securities are entitled to receive all of the principal but none of the interest on the underlying obligations. As a result, interest-only and principal-only securities are highly sensitive to actual or anticipated changes in prepayment rates on the underlying securities.

The Sub-Adviser monitors the duration of the Fund's portfolio securities to seek to assess and, in its discretion, adjust the Fund's exposure to interest rate risk. In managing the Fund's investments, under normal market conditions, the Sub-Adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than one year and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security's price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund's investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund's investment portfolio will always be within its target range.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Sub-Adviser determines to take advantage of what the Sub-Adviser considers to be a better investment opportunity, when the Sub-Adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when the Sub-Adviser perceives deterioration in the credit fundamentals of the issuer, or when the Sub-Adviser believes it would be appropriate to do so in order to readjust the duration of the Fund's investment portfolio.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund's limitation or requirement.

This supplement is dated December 15, 2016.

Supplement Dated December 15, 2016
To The Statement of Additional Information
Dated April 25, 2016

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective December 14, 2016.

On page 55, in the section entitled, "IV. Certain Fundamental and Operating Policies and Risks Applicable to the Master Funds and Feeder Funds," please delete "Investing through Stock Connect" in its entirety and replace with the following:

Investing through Stock Connect. The AFIS Master Funds may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the "Exchanges") through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, "Stock Connect"). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges, and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China ("PRC") via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the AFIS Master Funds' rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly.  Stock Connect is subject to aggregate and daily quota limitations on purchases and the AFIS Master Funds may experience delays in transacting via Stock Connect. The AFIS Master Funds' shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

On page 71, in the section entitled "Fundamental and Operating Policies," sub-section "Operating Policies" for the JNL/DoubleLine® Total Return Fund, please delete sections (a) – (c) in their entirety and replace them with the following sections:

(a)	Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount, if any, of borrowings for investment purposes) in bonds.[1]

(b)	Under normal circumstances, the Fund intends to invest more than 50% of its net assets in residential and commercial mortgage-backed securities.

(c)
The Fund may invest up to 33⅓% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the
Sub-Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe.

1 Bonds include debt securities and other fixed income instruments issued by governmental or private-sector entities.

Effective January 1, 2017, on pages 137-140, in the section entitled "VIII. Investment Adviser, Sub-Advisers and Other Service Providers," in the sub-section entitled "Sub-Advisory Fees," please delete the row for the JNL/PIMCO Credit Income Fund in its entirety and replace with it following row:

Fund	Assets	Fees
JNL/PIMCO Credit Income Fund [4]	All Assets	.25%

Effective January 1, 2017, on page 140, in the section entitled "VIII. Investment Adviser, Sub-Advisers and Other Service Providers," in the sub-section entitled "Sub-Advisory Fees," please add the following footnote after the table:

[4]
For the purposes of calculating the sub-advisory fee for the Fund, the Sub-Adviser applies the following fee discounts based if the Sub-Adviser manages at least three Funds for the Adviser and those Funds have combined assets of at least $5.5 billion: a 2.5% fee reduction for assets up to and including $2.5 billion, a 5.0% fee reduction for assets over $2.5 billion up to and including $5 billion, a 7.5% fee reduction for assets over $5 billion up to and including $7.5 billion, and a 10.0% fee reduction for assets over $7.5 billion. Currently the Sub-Adviser sub-advises the Fund and the JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund, each a fund of the JNL Series Trust.

On page 147, in the section entitled, "The Distributor," please delete the first paragraph in its entirety and replace it with the following paragraph:

The Distributor. Jackson National Life Distributors LLC (the "Distributor" or "JNLD"), 7601 Technology Way, Denver, Colorado 80237, is the distributor of the shares of the Trust on a continuous basis. The Distributor is not obligated to sell any specific amount of Fund shares. JNLD is a wholly owned subsidiary of Jackson, which is in turn wholly-owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. The Distribution Agreement was last approved by the Board on December 13-14, 2016.

On pages 147-148, in the section entitled, "Distribution Plan," please delete the first two paragraphs in their entirety and replace them with the following paragraphs:

Distribution Plan. The Board, including all of the Independent Trustees, has approved a Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to certain Funds. In adopting the Plan, the Board, including all of the Independent Trustees, concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders by resulting in greater sales of shares.

Currently, under the Plan, each Fund, except for the JNAM Guidance – Interest Rate Opportunities Fund, JNAM Guidance – Conservative Fund, JNAM Guidance – Moderate Fund, JNAM Guidance – Growth Fund, JNAM Guidance – Moderate Growth Fund, JNAM Guidance – Maximum Growth Fund, JNAM Guidance – Alt 100 Fund, JNAM Guidance – Equity 100 Fund, JNAM Guidance – Fixed Income 100 Fund, and JNAM Guidance – Real Assets Fund, will accrue daily and pay monthly to JNLD the Rule 12b-1 fee. This fee is computed at a maximum annual rate of 0.20% of the average daily net assets of the Fund. To the extent consistent with the Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative, or other services. In no event shall such payment exceed JNLD's actual distribution and related service expenses for that fiscal year. The types of services and expenses that may be reimbursed or compensated by the Rule 12b-1 fee pursuant to the Amended Plan include, but are not limited to, the following:

•  Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Funds, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use.

•  Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of shares of the Companies or the Funds.

•  Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Funds.

•  Obtaining information and providing explanations to Variable Contract owners regarding the Funds' investment objectives and policies and other information about the Companies and the Funds, including the performance of the Funds.

•  Training sales personnel regarding the sale of Variable Contracts that relate to the Funds offered in those Variable Contracts.

•  Financing any other activity that the Companies' Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund shares.

This Supplement is dated December 15, 2016.